SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported) January 25, 2001


                               NewStar Media Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-24984                                                95-4015834
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


8955 Beverly Boulevard, Los Angeles, CA                          90048
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                  310/786-1600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events


On February 5, 2000, NewStar Media Inc. (the "Company") issued a press release, the text of which is as follows:


                          NEWSTAR MEDIA TO SELL ASSETS


LOS ANGELES, February 5, 2001 - NewStar Media Inc. (OTC:NWST) has announced plans for the sale of its printed and audio book publishing assets and its television and filmed entertainment assets. NewStar and its subsidiaries filed voluntary petitions for Chapter 11 relief in the United States Bankruptcy Court for the Central District of California (jointly administered under Case No. LA-00-025859-ES). On January 26, 2001, the Bankruptcy Court approved sales procedures for the sale of NewStar's printed and audio book publishing assets and set a sale hearing date of February 26, 2001. The proposed sale provides for an approximately $4,000,000 purchase price and is subject to the overbid procedures set forth in the Court's order.

On January 25, 2001, NewStar entered into a letter of intent to sell its television and filmed entertainment production and distribution assets. Consummation of the sale is subject to completion of due diligence and other customary closing conditions, including court approval of the proposed sale and overbid procedures.

The pending sales include substantially all of the Company's operating assets. It is not anticipated that the net proceeds of the pending sales, together with any amounts that may be realized from the Company's remaining assets, will be sufficient to satisfy the expenses of the bankruptcy proceeding and the claims of the Company's creditors. Accordingly, it is not anticipated that there will be distributions to shareholders of the Company in respect of their ownership of stock.

         THIS RELEASE CONTAINS STATEMENTS RELATING TO FUTURE RESULTS OF THE COMPANY (INCLUDING CERTAIN PROJECTIONS) THAT ARE "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED AS A RESULT OF CERTAIN RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF BANKRUPTCY COURT APPROVALS AND THE SALE OF THE COMPANY'S ASSETS, AS WELL AS OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE FILINGS OF THE COMPANY WITH THE BANKRUPTCY COURT OR SECURITIES AND EXCHANGE COMMISSION.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEWSTAR MEDIA INC.



Date: February 6, 2001                 By: /s/ Terrence A. Elkes
                                           -------------------------------------
                                           Terrence A. Elkes
                                           CHAIRMAN AND  CHIEF EXECUTIVE OFFICER